SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                     Date of Report
                     (Date of earliest
                     event reported):      September 18, 2002


                                  Fiserv, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Wisconsin                        0-14948                      39-1506125
---------------                   ------------               -------------------
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


                  255 Fiserv Drive, Brookfield, Wisconsin 53045
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 879-5000
                         -------------------------------
                         (Registrant's telephone number)

Item 5.   Other Events and Regulation FD Disclosure.
------    -----------------------------------------

     On September 18, 2002, Fiserv, Inc. (the "Company") announced that Norman
J. Balthasar was named to the newly created position of Senior Executive Vice President and Chief Operating Officer of the Company effective October 1, 2002.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FISERV, INC.



Date:  September 18, 2002                 By: /s/ Kenneth R. Jensen
                                             -----------------------------------
                                              Kenneth R. Jensen
                                              Senior Executive Vice President,
                                              Chief Financial Officer, Treasurer
                                              and Assistant Secretary